SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): FEBRUARY 16, 2005


                            PATCH INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)


            NEVADA                    0-28627                87-0393257
(State or other jurisdiction of     (Commission            (IRS Employer
        incorporation)              File Number)         Identification No.)



      1220 - 666 BURRARD STREET, VANCOUVER, BRITISH COLUMBIA V6C 2X8 CANADA
               (Address of principal executive offices)(Zip Code)


                                 (604) 688-7640
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01   OTHER EVENTS

Pursuant to General Instruction F., the registrant incorporates by reference the information contained in the document filed as Exhibit 99.1 to this Form 8-K.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

REGULATION
S-B NUMBER                            DOCUMENT

  99.1           Letter to shareholders


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PATCH INTERNATIONAL INC.


February 16, 2005                 By:   /s/ DAVID STADNYK
                                     -------------------------------------------
                                        David Stadnyk, President



















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